Exhibit 10.34

주식회사 텔콘알에프제약

제15회 무기명식 이권부 무보증 사모 전환사채 인수계약서

Telcon RF Pharmaceutical, Inc.

15th Bearer-type Interest Purchase Agreement for Unsecured Private Equity Convertible Bonds

발행금액 : 금 삼백억원

(\30,000,000,000)

Principal Amount: KRW 30,000,000,000

2020. 09. 28.

September 28, 2020

[발행회사]

주식회사 텔콘알에프제약

Issuer: Telcon RF Pharmaceutical, Inc.

[인수인]

Emmaus Life Sciences, Inc. (엠마우스생명과학)

Purchaser: Emmaus Life Sciences, Inc.

전환사채 인수계약서 Convertible Bond Purchase Agreement

주식회사 텔콘알에프제약(이하 “발행회사”이라 한다)은 2020년 09월 28일 개최한 이사회 결의에 의하여 발행하는 권면총액 금 삼백억원 (\30,000,000,000원)의 제15회 무기명식 이권부 무보증 사모 전환사채(이하 “본건 전환사채”라 한다)에 관하여 Emmaus Life Sciences, Inc.(이하 “인수인”이라 한다)를 인수인으로 하여 다음과 같이 인수계약을 체결한다.

Telcon RF Pharmaceutical Inc. (hereinafter referred to as the “issuer”) issues the 15th unsecured privately held convertible bond for a total of KRW 30 billion (KRW 30,000,000,000) upon the approval of the board of directors held on September 28, 2020 (hereinafter referred to as “the main convertible bond”). Emmaus Life Sciences Inc. (hereinafter referred to as the "purchaser") is the purchaser, and the agreement is as follows.

- 다 음 - following

제1조 (계약의 목적) Article 1 (Nature of Agreement)

본 계약은 발행회사가 2020년 09월 28일 개최한 이사회결의에 의하여 발행하는 제15회 무기명식 이권부 무보증 사모 전환사채를 인수인이 인수함에 있어 당사자들이 합의한 사항을 명확히 함에

목적이 있다.

The purpose of this Agreement is to clarify what the parties have agreed on the 15th unsecured private equity convertible bond approved by the issuer’s Board of Directors on September 28, 2020.

제2조 (정관 등 내용변경) Article 2 (Changes in Bylaws)

발행회사는 본 계약의 성실한 이행을 위하여 사채대금 납입 일의 전일까지 발행회사의 정관 및 내부규정 등 회사 운영에 관한 사항 중 본 계약에 반하는 부분을 본 계약내용에 부합하도록 변경하여야 하며 추후 본 계약이 변경되거나 전환권이 행사되어 변경할 필요가 있는 경우에도 그에 부합하도록 정관 및 내부규정 등을 변경하여야 한다.

In order to faithfully implement this agreement, the issuer shall make necessary changes to the bylaws and internal regulations of the issuing company to comply with the contents of this Agreement.  In the event that this agreement is changed in the future or the right of conversion is exercised, the bylaws and internal regulations shall be changed as necessary.

제3조 (진술 및 보장) Article 3 (Statement and Guarantee)

1) 인수인은 발행회사에 대하여 아래와 같이 진술하고 보장한다.

The purchaser makes the following statement and guarantee to the issuer in this paragraph.

① 인수인은 미합중국 법률에 따라 적법하게 설립되어 유효하게 존속 중인 회사다.

The purchaser is a company that is legally established and valid under the laws of the United States of America.

② 인수인은 본 계약의 체결 및 유지를 위하여 인수인이 이행하여야 하는 모든 조치를 취하였다.

The purchaser has taken all measures that the purchaser should perform in order to enter into and maintain this agreement.

③ 인수인은 본 계약을 체결하고 본 계약에 따른 의무를 이행하는데 필요한 법률적 및 사실적인 모든 권한을 보유하고 있다.

The purchaser has all legal and factual rights required to enter into this agreement and to perform any obligations under this agreement.

④ 본 계약에 의한 인수인의 의무는 적법, 유효하고 인수인에 대하여 집행 가능한 법적 의무를 구성한다.

The obligations of purchaser under this agreement are lawful and valid, and they constitute legal obligations.

2) 발행회사는 인수인에게 아래와 같이 진술하고 보장한다.

The issuer makes the following statements and guarantees to the purchaser as below.

① 본 계약 및 본건 전환사채에 관한 사항

Matters on the agreement and convertible bonds

(1) 발행회사는 대한민국 법률에 따라 적법하게 설립되어 유효하게 존속 중인 회사로서 그 자산을 적법하게 소유하며, 상법 등 관계법령 및 정상적인 상관행에 따라 사업을 영위하고 있다.

The issuer, a company duly established and validly existing under the laws of the Republic of

Korea, lawfully owns its assets and engages in business in accordance with related laws and regulations including the Commercial Act and normal business practice.

(2) 발행회사는 본 계약을 체결하고 본 계약에 따른 의무를 이행하는데 필요한 법률적 및 사실적인 모든 권한을 보유하고 있다.

The issuer has all legal and factual rights required to enter into the agreement and perform any obligations under this agreement.

(3) 발행회사는 주주총회 및 이사회의 승인을 비롯하여 본 계약의 체결 및 유지를 위하여 발행회사가 이행하여야 하는 모든 조치를 취하였으며, 파산, 지급불능, 회사정리, 지급유예 및 채권자의 권리에 부정적 영향을 미치는 사실은 없다.

The issuer has taken all required measures for the execution and maintenance of the agreement such as by approving general meetings of shareholders and the board of directors, and the issuer is not in a state of bankruptcy, insolvency, liquidation, moratorium, and/or any fact negatively affects the rights of creditors.

(4) 본 계약에 의한 발행회사의 의무는 적법, 유효하고 발행회사에 대하여 집행 가능한 법적 의무를 구성한다.

The obligations of issuer under the agreement are lawful and valid, and they constitute legal obligations.

(5) 인수인이 본 계약서에 따라 인수하는 본건 전환사채는 적법, 유효하게 발행되었다.

The convertible bond to be purchased in accordance with the agreement by the purchaser have been lawfully and validly issued.

(6) 본 계약의 체결 및 본건 전환사채의 발행은 법률이나 규정 기타 관계법령을 위반하지 아니하며, 발행회사의 정관에 부합하고, 발행회사가 당사자인 계약 또는 기타 의무의 위반을 가져오지 아니한다.

Execution of the agreement and issuance of the convertible bond do not violate laws, regulations and other related statutes.  They are in conformity to the issuer’s articles of incorporation, and do not cause violation of any agreement or obligation which the issuer is a party to.

(7) 발행회사의 발행주식은 본 계약 체결일을 기준으로 주당 액면가가 금 100원인 보통주85,377,382주이고, 그 외의 발행주식은 존재하지 아니한다.

Total outstanding shares issued by the issuer are 85,377,382 shares of common stock with a par value of KRW 100 per share as of this date of execution hereof and there exist no additional issued shares.

② 발행회사에 관한 사항 Matters on the Issuer

(1) 발행회사는 설립 이후 본 계약 체결일까지 주식의 발행에 있어서 가장납입을 한 사실이 없으며 발행회사의 주식은 첨부하는 주주명부의 기재와 같고 이를 자신의 계산으로 취득하였거나 가장납입 한 사실이 없다.

The issuer has not been involved in any fraudulent payment for share in connection with its issuance of shares from its incorporation through the execution hereof. The shares of the issuer are as specified in a stockholders’ list, and the issuer has not acquired such shares on its own account or engaged fraudulent payment for share.

(2) 발행회사가 인수인에게 제공하거나 통지한 것을 제외하고는 발행회사의 사업에 중요한 영향을 미치는 것으로서 분쟁의 결과에 따라 발행회사가 본 계약상의 의무를 이행할 수 없을 것으로 우려되는 현재 진행되는 소송, 중재 또는 행정절차 기타 분쟁은 없다.

Except as provided or notified to the purchaser by the issuer, there exist no lawsuit, arbitration, administrative procedures and/or other disputes which have a significant effect on the business of the issuer and are feared to prevent the issuer from fulfilling its obligations hereunder as a result thereof.

(3) 발행회사는 재산 및 기타 유무형의 자산에 관하여 적법한 권리를 보유하고 있고, 발행회사가 알고 있는 한 제3자의 권리를 침해하거나 침해 받고 있지 않다.

The issuer owns legitimate rights with regard to its assets and other tangible or intangible properties, and to the best knowledge of the issuer, such right is not violating or being violated by any third party’s right.

(4) 발행회사가 보유하고 있는 모든 특허권 기타 지적재산권, 부동산, 동산, 기계, 차량, 사무실 기기 및 기타 영업에 필요한 모든 권리, 물건 등은 적법하게 발행회사의 소유로 되어 있거나, 발행회사가 사용할 수 있는 권한을 보유하고 있으며, 발행회사가 알고 있는 한 위 소유권 및 사용권을 중대하게 방해할 만한 어떠한 사유도 존재하지 아니하며, 발행회사의 지적재산권은 제3자의 권리를 침해하지 아니한다.

All patents, intellectual property rights, real estate, movable assets, machinery, vehicles, office devices, and any other rights and items for business owned by the issuer are under lawful ownership or license of the issuer. To the best knowledge of the issuer, there exists no cause whatsoever that may materially disturb the aforesaid ownership and license, and the intellectual property right of the issuer does not violate any third party’s right.

(5) 발행회사는 발행회사 자신과 발행회사의 시설, 자산, 임차물 및 장비 등과 관련하여 환경관련 법률, 규정 또는 규칙을 중요한 점에 있어 준수하였다.

The issuer, in connection with itself, its facilities, assets, objects leased and equipment, has complied with environment-related laws, regulations or rules while putting great importance thereto.

(6) 발행회사가 제출한 발행회사의 주주명부, 등기부등본, 정관 등의 자료에는 발행회사에 관한 사항이 허위로 기재되거나 중요한 사항이 고의로 누락되지 않았다.

Materials submitted by the issuer such as the shareholders’ list, certified copy of register, articles of incorporation do not contain false record or intentional omission of important details about the issuer.

제4조 (선행조건) Article 4 (Prerequisite)

인수인은 다음 각호의 사항이 모두 충족되는 경우에 한하여 제5조에 따라 본건 전환사채에 대한 사채대금을 납입하고 본건 전환사채를 인수하기로 한다.

The purchaser shall pay the principal amount of the convertible bond and take over the convertible bond pursuant to Article 5 only if all of the following Paragraphs are satisfied.

1) 본 계약 제3조 제2항에 따른 발행회사의 진술 및 보장이 본 계약 체결일 및 사채대금 납입일 현재 모두 진실하고 정확하며, 중요한 사항이 누락되지 않았을 것

The statements and guarantees of the issuer pursuant to Paragraph 2) of Article 3 of this agreement are true and accurate as of the execution date of this agreement and the payment date of the debenture payment, and no important matters are omitted.

2) 본 계약 체결일 이후 사채대금 납입일까지 발행회사의 경영 또는 재무상태에 중대한 악영향을 미칠 수 있는 변동이 없을 것

From the execution date of this agreement until the payment date of the debenture payment, there shall be no change that may have a significant adverse effect on the management or financial condition of the issuing company.

3) 사채대금 납입일 현재 발행회사의 본 계약상 의무위반이 없을 것

As of the payment date of debenture payment, there shall be no violation of duty under this agreement.

4) 사채대금 납입일 현재 발행회사의 정관 및 이사회의사록 기타 인수인이 합리적으로 필요하다고 판단하여 요구하는 서류들이 인수인이 만족하는 내용과 형식으로 작성되어 제출될 것

As of the payment date of debenture payment, the articles of incorporation, the minutes of the board of directors, and other documents of the issuing company requested by the purchaser as deemed reasonably required shall be prepared and submitted in the content and format that the purchaser be satisfied.

제5조 (사채발행 및 인수) Article 4 (Issuance and Purchase of Bonds)

인수자 Purchaser	인수금액 Purchase Amount	권종 Volume
Emmaus Life Sciences, Inc. (엠마우스생명과학)	금 삼백억원 (\30,000,000,000) KRW 30B (KRW 30,000,000,000)	10억원권 25매, 5억원권 10매 25 units of KRW 1B, 10 units of KRW 500M
합계 Total	금 삼백억원 (\30,000,000,000) KRW 30B (KRW 30,000,000,000)	10억원권 25매, 5억원권 10매 25 units of KRW 1B, 10 units of KRW 500M

1) 발행회사는 본 계약 제6조 및 제7조에 정한 조건으로 본건 전환사채의 발행을 결의하고 이를 인수인에 배정하여야 한다.

The issuer shall decide and allocate to issue the convertible bonds to purchaser under the terms and conditions specified in Articles 6 and 7 of this agreement.

2) 인수인은 발행회사가 배정한 본건 전환사채를 인수하여야 한다.

The purchaser shall take over the convertible bonds allocated by the issuer.

3) 발행회사는 인수인이 사채대금을 납입한 즉시 본건 전환사채를 등록 발행 한다.

The issuer shall register and issue the convertible bonds as soon as the purchaser makes the payment of debenture payment.

4) 발행회사는 본건 전환사채를 발행함에 있어서 상법 및 자본시장 과 금융투자업에 관한 법률, 기타 관계법령에 위반되지 아니하도록 이사회결의, 주주총회 결의, 정관변경, 등기 기타 필요한

제반 조치를 취하여야 한다.

In issuing this convertible bonds, the issuer shall take all required measures, such as resolutions of the board of directors, resolutions at the general shareholders' meeting, amendment of the articles of incorporation, registration and other required measures so as not to violate the Commercial Act, the Capital Markets and Financial Investment Business Act, and other related laws.

5) 본건 전환사채의 원리금 지급에 대하여는 발행회사가 전적으로 책임을 진다.

The issuer is fully responsible for the payment of the principal amount and interest of the convertible bond.

6) 인수인은 인수한 본건 전환사채를 상환기일 전에 발행회사의 동의 없이 제3자에게 전매할 수 있다. 전매시 본 계약상 인수인의 권리는 본건 전환사채를 취득하는 당사자에게 자동 승계되는 것으로 한다. 단, 본건 전환사채는 1년 이내에 50인 이상의 자에게 전매하지 아니한다.

The purchaser may resell the purchased convertible bonds to a third party without the consent of the issuer prior to the redemption date. At the time of resale, the rights of the purchaser under this agreement shall be automatically transferred to a third party that purchases the convertible bond. However, this convertible bond shall not be resold to 50 or more persons within one year.

제6조 (본건 전환사채의 발행조건) Article 6 (Terms of Issuance)

본 계약에 따라 발행회사가 인수인에게 발행하는 전환사채(“본건 전환사채”)의 발행조건은 다음과 같다.

The terms and conditions of issuance of this convertible bonds issued by the issuer to the purchaser under this Agreement are as follows.

1) 회사의 상호 : 주식회사 텔콘알에프제약

Name of the Issuer : Telcon RF Pharmaceutical, Inc.

2) 사채의 명칭 : (주)텔콘알에프제약 제15회 무기명식 이권부 무보증 사모 전환사채

Name of the Bond : Telcon RF Pharmaceutical, Inc. 15th Bearer-type Interest Unsecured Private Equity Convertible Bonds

3) 사채의 종류 : 무기명식 이권부 무보증 사모 전환사채

Type of Bond : Bearer-type Interest Unsecured Private Equity Convertible Bonds

4) 사채의 권면총액 : 금 삼백억원 (\30,000,000,000)

Total Amount of Bond : KRW 30 billion (KRW 30,000,000,000)

5) 사채의 발행가액 : 사채 권면총액의 100% (할인율 0.00%)

Issuance Amount of Bond : 100% of total amount of the debenture (discount rate 0.00%)

6) 사채권의 금액 및 권종 : 총 35매 (금 10억원권 25매, 금 5억원권 10매)

Amount and Volume of Bond : 35 units in total (25 units of KRW 1 billion, 10 units of KRW 500 million)

7) 사채권의 분할 및 병합금지 : 본 사채권은 발행일로부터 1년간 분할 또 는병합이 금지된다. 단, 발행일로부터 1년 경과 시점부터는 본 사채권 소지자의 요청이 있을 경우 권면금액 및 권종을 분할할 수 있다.

Prohibition of Division and Consolidation of bonds: This bond is prohibited from division or consolidation for one year from the date of issue. However, after one year from the date of issue, the amount and type of issue may be divided at the request of the holder of this bond.

8) 사채의 이율: 본 사채 발행일로부터 상환기일 전일까지 각 사채권면총액에 대하여 표면금리는 연 2.10%, 조기상환수익률 및 만기보장수익률은 3개월 단위 복리 연 2.10%로 한다.

Interest Rate of Bond : From the issue date of this debenture to the day before the redemption date, the surface interest rate is 2.10% per year, and the early redemption rate and the guaranteed maturity rate are three months based compound rate of 2.10% per year.

9) 사채의 상환방법과 기한 : 만기까지 보유하고 있는 본 사채의 원금에 대하여는 2030년 10월 16일에 권면금액의 만기보장수익률 100.0000%에 해당하는 금액을 일시 상환한다. 단, 상환 기일이 은행 영업일이 아닌 경우에는 그 다음 영업일에 상환하고 원금상환기일 이후의 이자는 계산하지 아니한다.

Redemption Method and Duration: With respect to the principal of this bond held until maturity, on October 16, 2030, the amount equivalent to the guaranteed maturity rate of 100.0000% of the debenture amount will be repaid. However, if the redemption due date is not the bank business day, redemption will be made on the following business day, and interest after the principal redemption date will not be calculated.

10) 이자의 지급방법과 기한 : 본 사채 발행일 익일부터 원금 상환기일까지 매 3개월마다 표면이자율에 1/4로 산정된 매 3개월분의 이자를 이자 지급기일에 후급한다. 다만, 지급기일이 은행 영업일이 아닌 경우에는 그 다음 영업일에 이자를 지급하기로 하고 이 경우 지급기일 이후의 이자는 계산하지 아니한다.

Interest Payment Method and Duration : Every three months after the issue date of this bond to the due date of repayment of the principal, interest for every three months calculated as 1/4 of the annual interest rate shall be paid the interest payment dates. However, if the payment due date is not a bank business day, interest will be paid on the following business day, and in this case, interest after the payment date will not be calculated.

[ 이자 지급기일 ] Interest Payment Dates

2021년 01월 16일, 2021년 04월 16일, 2021년 07월 16일, 2021년 10월 16일,

2022년 01월 16일, 2022년 04월 16일, 2022년 07월 16일, 2022년 10월 16일,

2023년 01월 16일, 2023년 04월 16일, 2023년 07월 16일, 2023년 10월 16일,

2024년 01월 16일, 2024년 04월 16일, 2024년 07월 16일, 2024년 10월 16일,

2025년 01월 16일, 2025년 04월 16일, 2025년 07월 16일, 2025년 10월 16일,

2026년 01월 16일, 2026년 04월 16일, 2026년 07월 16일, 2026년 10월 16일,

2027년 01월 16일, 2027년 04월 16일, 2027년 07월 16일, 2027년 10월 16일,

2028년 01월 16일, 2028년 04월 16일, 2028년 07월 16일, 2028년 10월 16일,

2029년 01월 16일, 2029년 04월 16일, 2029년 07월 16일, 2029년 10월 16일,

2030년 01월 16일, 2030년 04월 16일, 2030년 07월 16일, 2030년 10월 16일.

11) 조기상환청구권(Put Option)에 관한 사항 : 본 사채의 사채권자는 본 사채의 발행일로부터 1년이 경과한 날 및 이후 매 3개월에 해당되는 날(이하 "조기상환지급일"이라 한다.)에 본 사채의

원금에 해당하는 금액의 전부 또는 일부에 대하여 만기전 조기상환을 청구할 수 있다. 단, 조기상환지급일이 은행 영업일이 아닌 경우에는 그 다음 영업일에 상환하고 조기상환지급일 이후의 이자는 계산하지 아니한다.

Early Redemption Claim (Put Option) : The bond holders are entitled to early redemption right after one year of the issue date of this bond and every three months thereafter (hereinafter referred to as the "early redemption payment date"). Early repayment may be requested before maturity for all or part of the amount corresponding to the principal amount. However, if the early repayment payment date is not a bank business day, repayment is made on the following business day, and interest after the early repayment payment date is not calculated.

① 조기상환 수익율 및 조기상환 청구기간 : 사채권자는 조기상환지급일 2개월전부터 1개월전까지 발행회사에게 사채의 권면금액을 단위로 하여 조기상환 청구를 하여야 한다. 단, 조기상환청구기간의 종료일이 영업일이 아닌 경우에는 그 다음 영업일까지로 한다.

Early Redemption Claim Rate and Period: The bond holders should file a claim for early redemption to the issuer from 2 months to 1 month before the early redemption payment date in units of the amount of debentures for the bonds. However, if the end of the early redemption claim period is not a business day, it shall be until the next business day.

구분	조기상환청구기간 Early Redemption Claim Period		조기상환지급일 Early Redemption Claim Date	조기상환율 Early Redemption Rate
	FROM	TO
1차	2021년 07월 25일	2021년 08월 25일	2021년 09월 25일	100.0000%
2차	2021년 10월 25일	2021년 11월 25일	2021년 12월 25일	100.0000%
3차	2022년 01월 25일	2022년 02월 25일	2022년 03월 25일	100.0000%
4차	2022년 04월 25일	2022년 05월 25일	2022년 06월 25일	100.0000%
5차	2022년 07월 25일	2022년 08월 25일	2022년 09월 25일	100.0000%
6차	2022년 10월 25일	2022년 11월 25일	2022년 12월 25일	100.0000%
7차	2023년 01월 25일	2023년 02월 25일	2023년 03월 25일	100.0000%
8차	2023년 04월 25일	2023년 05월 25일	2023년 06월 25일	100.0000%
9차	2023년 07월 25일	2023년 08월 25일	2023년 09월 25일	100.0000%
10차	2023년 10월 25일	2023년 11월 25일	2023년 12월 25일	100.0000%
11차	2024년 01월 25일	2024년 02월 25일	2024년 03월 25일	100.0000%
12차	2024년 04월 25일	2024년 05월 25일	2024년 06월 25일	100.0000%
13차	2024년 07월 25일	2024년 08월 25일	2024년 09월 25일	100.0000%
14차	2024년 10월 25일	2024년 11월 25일	2024년 12월 25일	100.0000%
15차	2025년 01월 25일	2025년 02월 25일	2025년 03월 25일	100.0000%
16차	2025년 04월 25일	2025년 05월 25일	2025년 06월 25일	100.0000%
17차	2025년 07월 25일	2025년 08월 25일	2025년 09월 25일	100.0000%
18차	2025년 10월 25일	2025년 11월 25일	2025년 12월 25일	100.0000%
19차	2026년 01월 25일	2026년 02월 25일	2026년 03월 25일	100.0000%

20차	2026년 04월 25일	2026년 05월 25일	2026년 06월 25일	100.0000%
21차	2026년 07월 25일	2026년 08월 25일	2026년 09월 25일	100.0000%
22차	2026년 10월 25일	2026년 11월 25일	2026년 12월 25일	100.0000%
23차	2027년 01월 25일	2027년 02월 25일	2027년 03월 25일	100.0000%
24차	2027년 04월 25일	2027년 05월 25일	2027년 06월 25일	100.0000%
25차	2027년 07월 25일	2027년 08월 25일	2027년 09월 25일	100.0000%
26차	2027년 10월 25일	2027년 11월 25일	2027년 12월 25일	100.0000%
27차	2028년 01월 25일	2028년 02월 25일	2028년 03월 25일	100.0000%
28차	2028년 04월 25일	2028년 05월 25일	2028년 06월 25일	100.0000%
29차	2028년 07월 25일	2028년 08월 25일	2028년 09월 25일	100.0000%
30차	2028년 10월 25일	2028년 11월 25일	2028년 12월 25일	100.0000%
31차	2029년 01월 25일	2029년 02월 25일	2029년 03월 25일	100.0000%
32차	2029년 04월 25일	2029년 05월 25일	2029년 06월 25일	100.0000%
33차	2029년 07월 25일	2029년 08월 25일	2029년 09월 25일	100.0000%
34차	2029년 10월 25일	2029년 11월 25일	2029년 12월 25일	100.0000%
35차	2030년 01월 25일	2030년 02월 25일	2030년 03월 25일	100.0000%
36차	2030년 04월 25일	2030년 05월 25일	2030년 06월 25일	100.0000%

② 조기상환 청구장소 : 발행회사의 본점 및 하나은행 삼성중앙역지점

Place of Claim for Early Redemption: Headquarter of the issuer and Samsung Central Station Branch of KEB Hana Bank.

③ 조기상환 청구절차 : 사채권자가 고객계좌에 전자등록된 경우에는 거래하는 계좌관리기관을 통하여 한국예탁결제원에 조기상환을 청구하고 자기계좌에 전자등록된 경우에는 한국예탁결제원에 조기상환을 청구하면 한국예탁결제원이 이를 취합하여 청구장소에 조기상환 청구한다.

Early Redemption Claim Procedure: If the bond holders are electronically registered in the account of the customer, the bond holders shall request Early Redemption Claim to the Korea Securities Depository through the account management institution that transacts with, and In the case of the bond holders are electronically registered in the account of the bond holders, if the bond holders request Early Redemption Claim to the Korea Securities Depository, the Korea Securities Depository collects this Early Redemption Claim and requests Early Redemption Claim at the place of claim for Early Redemption.

12) 지연배상금 : 발행회사가 본건 전환사채에 대한 원금 또는 이자의 지급의무 기타 본 계약에 의한 금전지급의무를 지체한 때에는, 발행회사는 지급하여야 할 금액에 대하여 연 12%의 비율에 의한 지연배상금을 지급하기로 한다.

본 계약에 의한 지연배상금의 계산에 있어서는 1년을 365일로 하여 1일 단위로 계산하기로 한다.

Delayed Payment Penalty: When the issuer delays the obligation to pay principal or interest on the convertible bonds or other payment obligations under this agreement, the issuer pays delayed payment penalty at an annual rate of 12%. The penalty is prorated in daily increments based on 365 days a year.

13) 원금상환 및 이자지급 장소 : 하나은행 삼성중앙역지점

Place of Principal Redemption and Interest Payment: Samsung Central Station Branch of KEB Hana Bank.

14) 사채의 납입장소 : 하나은행 삼성중앙역지점

Place of Bond Payment: Samsung Central Station Branch of KEB Hana Bank.

15) 사채의 자금사용용도 : 운영자금 및 타법인증권취득 등

Use of Bond: Operating Capital and Purchase of Other Corporate Securities, etc.

16) 사채의 인수 계약체결일 : 2020년 9월 28일

Execution Date of Bond Purchase Agreement : September 28, 2020

17) 사채의 청약일 : 2020년 09월 28일

Subscription Date of Bond : September 28, 2020

18) 사채의 납입일 : 2020년 10월 16일

Payment Date of Bond : October 16, 2020

19) 사채의 발행일 : 2020년 10월 16일

Issue Date of Bond : October 16, 2020

20) 사채의 만기일 : 2030년 10월 16일

Maturity Date of Bond : October 16, 2030

21) 사채의 발행방법 : “주식∙사채 등의 전자등록에 관한 법률”에 따라 한국예탁결제원 또는 계좌관리기관의 전자등록 계좌부에 전자등록한다.

Issuance Method of Bond : Electronically registered in the electronic registration account book of the Korea Securities Depository or an account management institution in accordance with the “Act on Electronic Registration of Stocks and Bonds, etc.”.

22) 전환권에 관한 사항

Matters on Stock Conversion

① 전환가액 : 1주당 [ 9,232 ]원 (#별첨 전환가액 산정표 - 본건 전환사채 발행을 위한 이사회 결의일 전일로부터 소급한 1개월 가중산술평균주가, 1주일 가중산술평균주가 및 최근일 가중산술평균주가를 산술평균한 가액과 최근일 가중산술평균주가 및 청약일(청약일이 없는 경우에는 납입일) 3거래일 전 가중평균산술주가 중 높은 가액으로 하되, 원단위 미만은 절상한다.)

Conversion Price : KRW [ 9,232 ] (Appendix Conversion Price Calculation Table - This is the highest value of the mathematical average of the 1-month weighted average stock price, 1-week weighted average stock price and the most recent day weighted average stock price, and the most recent day weighted average stock price retroactively from the day before the resolution of the board of directors for issuance of convertible bonds, and the weighted average stock price from the 3-days before subscription date, (If there is no subscription date, the payment date) but less than KRW is rounded up to a whole number.

② 전환비율 : 각 사채 권면금액(2이상의 사채로 전환 청구하는 경우에는 그 권면금액의 합산금액)을 전환가액으로 나눈 주식수의 100%를 전환주식수로 하고, 그 단수주에 상당하는 금액을 전환주식의 전자등록(교부)시 명의개서대리인이 현금으로 지급하며 단수주 대금에 대한 해당기간 이자는 지급하지 아니한다.

Conversion Rate : 100% of the number of shares obtained by dividing the denomination amount of each bond (the sum of the denomination amount in case of requesting conversion to two or more bonds) by the conversion price is the number of convertible stocks, the amount equivalent to the single orders of less than one share is paid in cash by the transfer agent upon the electronic registration(issuance) of the stock conversion, and the interest on the single orders is not paid.

③ 전환으로 인하여 발행할 주식의 내용 : (주)텔콘알에프제약 기명식 보통주식

Stocks to be issued due to Stock Conversion: Registered Common Stock of Telcon RF Pharmaceutical, Inc.

④ 전환가액의 조정

Adjustment of Conversion Price

가. 본 사채를 소유한 자가 전환청구를 하기 전에 i)시가를 하회하는 발행가액으로 유상증자를 하거나, ii)무상증자를 하거나, iii)주식배당, 준비금 자본전입을 통하여 주식을 발행하거나, iv)주식분할을 하거나, v)시가를 하회하는 전환가액 내지 행사가액으로 전환사채 또는 신주인수권부사채를 발행하거나, vi)기타 방법으로 주식을 발행하는 경우에는 다음과 같이 전환가액을 조정한다.

Before the bond holders request stock conversion, i) make a paid-in capital increase at the issue price below the market price, ii) make a free paid-in capital increase, iii) issue stocks through stock dividends or capital transfer of reserves, iv) in the case of stock split, v) issuing convertible bonds or bonds with warrant at a conversion or exercise price below the market price, or vi) issuing stocks in other ways, the conversion price shall be adjusted as follows:

조정 후 전환가액 Conversion Price after Adjustment = 조정 전 전환가액 Conversion Price before Adjustment × [{A+(B×C/D)} / (A+B)]

A : 기발행주식수 Number of Shares Outstanding

B : 신발행주식수 Number of Newly Issued Shares

C : 1주당 발행가격 Issuance Price per Share

D : 시가 Market Price

또한, 발행회사가 본건 전환사채의 만기 이전에 본건 전환사채 외에 추가로 발행회사의 보통주식을 대상으로 하는 전환사채, 교환사채 및 신주인수권부사채를 발행하는 경우, 추가로 발행된 사채의 전환, 교환, 신주인수권의 가격을 비교하여 추가로 발행된 채권의 가격이 더 낮은 경우 “본건 전환사채”의 전환가격을 신규 추가 발행된 전환사채, 교환사채 및 신주인수권부사채의 전환, 교환 또는 신주인수권 가격으로 조정하기로 한다.

In addition, if the issuer issues convertible bonds, exchange bonds, and bonds with warrant to the issuer's common stock in addition to the convertible bonds prior to the maturity, and the price of the newly issued bonds are lower by comparing the prices of the conversion, exchange, or warrant for issued bonds, the conversion price of the “convertible bonds” shall be adjusted to the price of the newly issued convertible bonds, exchange bonds and bonds with warrant.

다만, 위 산식 중 “기발행주식수”는 당해 조정사유가 발생하기 직전일 현재의 발행주식총수로 하

며, 전환사채 또는 신주인수권부사채를 발행할 경우 “신발행주식수”는 당해 사채 발행시 전환가격으로 전부 주식으로 전환되거나 당해 사채 발행시 행사가액으로 신주인수권이 전부 행사될 경우 발행될 주식의 수로 한다.

However, in the above formula, “number of shares outstanding” shall be the total number of shares issued as of the date immediately before the cause for adjustment, and in the case of issuing convertible bonds or bonds with warrant, the “number of newly issued shares” shall be the number of shares to be issued when the bonds are all converted to stocks at the conversion price at the time of issuance of the bonds or when the bonds are issued at the exercise price.

위 산식 중 “1주당 발행가액”은 주식분할, 무상증자, 주식배당의 경우에는 영(0)으로 하고, 전환사채 또는 신주인수권부사채를 발행할 경우에는 당해 사채 발행시 전환가격 또는 행사가액으로 한다.

In the above formula, “Issuance price per share” shall be zero (0) in the case of stock split, free paid-in capital increase, or stock dividend, and in the case of issuing convertible bonds or bonds with warrant, it shall be the conversion price or exercise price at the time of issue of the bonds.

위 산식에서 “시가”라 함은 당해 발행가액 산정의 기준이 되는 기준주가 또는 이론 권리락 주가(유상증자 이외의 경우에는 조정사유 발생 전일을 기산일로 계산한 기준주가)로 하며, 위의 산식에 의한 조정 후 행사가액의 원단위 미만은 절상한다.

In the above formula, the term “market price” shall be the standard stock price or theoretical rights-exclusive stock price that is the basis for the calculation of the issuance price (if not a paid-in capital increase, the base price calculated from the date before the occurrence of the cause for adjustment). After adjustment, the exercise price less than the KRW basic unit shall be rounded up.

나. 합병, 자본의 감소, 주식분할 및 병합 등에 의하여 전환가액의 조정이 필요한 경우에는 당해 합병 또는 자본의 감소, 주식분할 및 병합, 주식 액면 변경 등 직전에 전환사채가 전액 주식으로 전환되었더라면 인수인이 가질 수 있었던 주식수가 전환주식수가 되도록 전환가액을 조정한다. 본호에 따른 전환가액 조정일은 합병, 자본의 감소, 주식분할 및 병합, 주식 액면 변경의 기준일로 한다.

If adjustment of the conversion price is required due to a merger, decrease in capital, stock split or reverse split, etc., the conversion price shall be adjusted that the number of stocks the purchaser could have is the number of convertible stocks as if the total amount of convertible bonds had been converted to stocks immediately before the merger or decrease in capital, stock split and reverse split, and stock par value change. The conversion price adjustment date pursuant to this subparagraph shall be the date of merger, decrease in capital, stock split and reverse split, and stock par value change.

다. 위 가목 내지 나목과는 별도로 본건 전환사채 발행일의 다음달 말일부터 매1개월 마다 전환가액을 조정하되 전환가액 조정 전일을 기산일로 하여 소급한 최근 1개월 가중산술평균주가, 1주일 가중산술평균주가, 최근일 가중산술평균주가를 산술평균한 가격과 최근일 가중산술평균주가 중 높은 가격이 직전 전환가액보다 낮은 경우, 둘 중 낮은 가격으로 전환가액을 조정한다. 단, 전환가격의 최저 조정 한도는 발행회사 정관에 따라 액면가까지로 한다. (단, 조정일 전에 신주의 할인 발행 등의 사유로 전환가격을 이미 조정한 경우에는 이를 감안하여 산정한다)

Separately, regardless of clause 가 or clause 나 above, the conversion price is adjusted every 1-month from the end of the month following the convertible bond issuance date, but if the higher of the mathematical average of the 1-month weighted average stock price, 1-week weighted average stock price, and the most recent day weighted average stock price, retroactively from the day before the conversion price adjustment and the most recent day weighted average stock price is lower than the previous conversion price, the conversion price shall be adjusted to the lower of the two. However, the minimum adjustment limit for the conversion price is up to the face value in accordance with the issuer’s articles of incorporation (Nevertheless, if the conversion price has already been adjusted for reasons such as issuance of discount for newly issued stocks before the adjustment date, it will be calculated in consideration of this)

라. 위 가목 내지 다목에 의하여 조정된 전환가액이 주식의 액면가 이하일 경우에는 액면가를 전환가액으로 하며, 각 전환사채의 전환으로 인하여 발행할 주식의 발행가액의 합계액은 각 전환사채의 발행가액을 초과할 수 없다.

If the conversion price adjusted under clause 가 or clause 다 above is less than the par value of the stock, the par value shall be the conversion price, and the sum of the issuance amount of stocks to be issued due to conversion of each convertible bond shall not exceed the issuance amount of each convertible bond..

마. 감자, 주식병합 등 주식가치 상승사유가 발생하는 경우 조정비율만큼 상향하여 반영한 가액을 전환가액으로 한다. 단, 감자, 주식병합 등을 위한 주주총회 결의일 전일을 기산일로 하여 1개월 가중산술평균주가, 1주일 가중산술평균주가와 최근일 가중산술평균주가를 산술평균한 가액과 최근일(기산일) 가중산술평균주가 중 높은 가액이 액면가액 미만이면서 기산일 전에 전환가액을 액면가액으로 이미 조정한 경우에는 조정 후 전환가액은 산정가액을 기준으로 감자, 주식병합 등으로 인한 조정비율만큼 상향 조정한 가액 이상으로 할 수 있다.

In the event that there is a reason for an increase in the stock value, such as decrease in capital, reverse split of stocks, etc., the conversion price shall be the value reflected by raising the adjustment ratio. If the higher of the mathematical average of the 1-month weighted average stock price, 1-week weighted average stock price and the most recent day weighted average stock price, and the most recent day weighted average stock price, and the most recent day (calculation date) weighted average stock price, retroactively from the day before the resolution of the shareholders’ meeting for decrease in capital, reverse split of stocks, etc., is less than the par value and the conversion price has already been adjusted to the par value before the calculation date, the conversion price after adjustment may be higher than the price raised by the adjustment ratio due to decrease in capital, reverse split of stocks, etc., based on the calculated value.

바. 본 호에 의한 조정 후 전환가액 중 원단위 미만은 절상한다.

After adjustment under this subparagraph, the conversion price less than KRW shall be rounded up to a whole number.

⑤ 전환의 효력발생 : 전환청구장소 국민은행 증권대행부(발행회사의 명의개서 대리인)에 전환청구서 및 관계서류 일체를 제출한 때에 효력이 발생한다. 전환에 의하여 교부된 주식은 전환청구일에 전환된 것으로 본다. 전환사채의 이자계산, 전환권 행사로 취득한 주식의 배당에 관하여는

그 청구를 한 날이 속하는 영업연도말에 전환된 것으로 보아 배당의 효력을 가지며 기지급된 이자에 대하여는 영향을 미치지 아니한다. 단, 전환 청구일까지 아직 도래하지 않은 이자지급일의 이자는 전환으로 인하여 소멸한다.

Effect of Conversion : It takes effect when the conversion request and all related documents are submitted to the Securities Agency of KB Kookmin Bank (Issuer’s transfer agent), the place of conversion. Issued stocks by conversion shall be deemed to have been converted on the date of conversion. With respect to the interest calculation on convertible bonds and the dividend on stocks by exercise of conversion rights, there are effect on the dividend and not effect on the interest paid by treated as the conversion shall be deemed to have been converted at the end of the business year in which the date of the request is made. However, the interest on the interest payment date that has not yet reached the date of conversion will lapse due to the conversion.

⑥ 전환청구기간 : 발행일로부터 1년이 되는 날부터 만기 1개월 전까지(2021년10월16일부터 2030년09월16일까지)로 한다. 원리금 지급일 직전 2영업일부터 원리금 지급일까지는 전환청구를 할 수 없다.

Conversion Request Period : From the date one year after the issued date to one month before maturity date (from October 16, 2021 to September 16, 2030). The conversion request shall not be made from the two business days immediately before the principal and interest payment date to the principal and interest payment date.

⑦ 전환청구절차 : 사채권자가 고객계좌에 전자등록된 경우에는 거래하는 계좌관리기관을 통하여 한국예탁결제원에 전환청구하고 자기계좌에 전자등록된 경우에는 한국예탁결제원에 전환청구하면, 한국예탁결제원이 이를 취합하여 청구장소에 전환청구한다.

Conversion Request Procedure : If the bond holders are electronically registered in the account of the customer, the bond holders shall request the stock conversion to the Korea Securities Depository through the account management institution that transacts with, and In the case of the bond holders are electronically registered in the account of the bond holders, if the bond holders request the stock conversion to the Korea Securities Depository, the Korea Securities Depository collects these stock conversions and requests the stock conversion at the place of the stock conversion.

⑧ 기타사항 : Others

가. 미발행 수권주식의 보유 : 사채권 보유자가 주식으로 전환청구를 할 수 있는 기간까지 발행회사가 발행할 주식의 총수에 전환으로 인하여 발행될 주식수를 미발행 주식으로 보유한다.

Holding of Unissued Authorized Stocks : Until the period in which the bond holders can request for the stock conversion, the number of shares to be issued due to conversion to the total number of shares to be issued by the issuer shall be held as unissued stocks.

나. 전환청구일이 속하는 달의 말일로부터 2주이내에 전환청구로 인한 신주의 발행에 대하여 등기절차를 이행하여야 하며, 등기 절차 완료 후 14영업일 이내에 신주를 상장하기로 한다.

For the issuance of new stocks resulting from the conversion request within two weeks from the end of the month with the conversion request date, the registration process shall be carried out, and the new stocks shall be listed within 14-business days after completion of the registration process.

다. 전환주권의 교부방법 및 장소 : 전환으로 인하여 발행되는 주식은 한국예탁결제원에 예탁 발행되므로 그 주권을 교부하지 아니한다. 단, 전환권 행사로 인하여 발행되는 주식은 명의개서대리인과 협의하여 전환청구일로부터 15영업일 이내에 추가상장에 필요한 모든 절차를 완료하여야 한다.

Method and Place of Issuance of Converted Stocks : the issued stocks due to conversion are deposited and issued with the Korea Securities Depository, so the stock certificates are not issued. However, for the issued stocks due to the exercise of the conversion, all required procedures for additional listing shall be completed within 15 business days from the date of request for conversion in consultation with the transfer agent.

라. 본 계약서에 규정하고 있지 않은 사항에 대하여는 상법 제513조 내지 제516조의 규정에 따른다. 또한 전각호의 사항 외에 필요한 사항은 발행회사와 인수인간에 협의하여 처리한다.

For matters not specified in this agreement, the provisions of Articles 513 or 516 of the Commercial Code shall be followed. In addition, the required matters other than the matters in the previous subparagraphs are handled in consultation with the issuer and the purchaser.

마. 전환가격이 조정될 경우에 발행회사는 한국거래소, 한국예탁결제원에 통보한다.

When the conversion price is adjusted, the issuer shall notify the Korea Exchange and the Korea Securities Depository.

제7조 (전환사채 인수대금의 납입) Article 7 (Payment of Principal Purchase Amount)

전환사채 인수인은 전환사채 인수대금을 납입기일 및 납입장소에 지급한다.

The purchaser shall pay the convertible bond payment at the payment date and place of payment.

제8조 (자료제출의 의무) Article 8 (Responsibility of Document Submission)

발행회사는 본건 전환사채의 원리금이 상환될 때까지 인수인의 요구가 있을 때는 언제든지 분기별 재무제표 및 관련부속명세서 등 관련자료의 열람 및 제출의 요구에 응해야 한다.

The issuer shall comply with the request to view and submit related data such as quarterly financial statements and related documents whenever there is a request from the purchaser until the principal and interest of the convertible bond are repaid.

제9조 (특약사항) Article 9 (Special Agreement)

1) 질권설정 Establishment of Pledge

① 인수대금 납입 완료에 따라 취득한 본건 신규 전환사채를 텔콘에 다시 담보로 제공하고 질권을 설정하기로 한다.

Upon payment of the purchase amount, the new convertible bond shall be pledged as collateral.

2) 질권해지 Termination of Pledge

① 텔콘 및 인수인간 엔다리 원료공급권과 관련하여 체결된 계약 및 합의사항에 따르기로 한다.

Regarding the right of Endari API supply, both parties shall follow the agreement and the additional agreements between the issuer and the purchaser.

② 원료공급과 관련한 매출액과 매출이익이 보장한 대로 이루어 지지 않을 경우 발행회사는 그 부족분에 해당하는 만큼 담보물 전체 혹은 일부를 매도 하여 충당하기로 한다.  또한 담보제공의 방식, 처분 방식은 발행회사의 이사회에서 결정하기로 한다.

If the sales revenue and sales profits related to Endari API supply are not met, the issuer may sell all or part of the collateral to cover the shortfall. In addition, the method of providing collateral and disposition will be decided by the board of directors of the issuing company.

3) Put옵션 및 주식전환 Put Option and Stock Conversion

① 인수인은 본 조 2)항에 따라 담보가 해지된 부분에 한하여 조기상환청구권(Put Option) 행사 및 전환청구 행사가 가능하다.

The purchaser may exercise the early redemption option (Put Option) and the conversion request only for the equivalent amount that has been cancelled pursuant to paragraph 2) of this Article.

제10조 (비용부담) Article 10 (Cost Burden)

본 계약의 체결, 본건 전환사채의 발행 및 전환권의 행사와 관련하여 발생하는 비용은 발행회사가 부담한다.

Expenses incurred in connection with the execution of this agreement, the issuance of the convertible bonds and the exercise of the stock conversion shall be borne by the issuer.

제11조 (비밀유지) Article 11 (Confidentiality)

각 당사자는, 관계 법령 또는 법원의 판결/결정/명령이나 정부기관(감독기관 포함)의 요청에 따라 정보의 공개가 필요하거나 기 공개된 경우를 제외하고, 본 계약의 체결 및 본 계약의 내용을 제3자에게 공개하거나 누설하여서는 안된다.

Unless the disclosure of information is required or previously disclosed at the request of the government agency (including the supervisory authority) or Judgments/decisions/orders by relevant laws or courts, each party shall not disclose or reveal the execution and the contents of this agreement to any third party.

제12조 (통지) Article 12 (Notices)

1) 발행회사는 다음 각 호의 사항에 대하여 그 처리 결과를 즉시 인수인에게 통지하여야 한다. 단, 처리 결과에 대한 통지는 금융감독원 및 한국거래소에 전자공시를 진행 완료한 경우에는 이에 갈음한다.

The issuer shall immediately notify the purchaser of the result of processing for the following matters. However, notification of the result of the processing shall be replaced if electronic disclosure has been completed with the Financial Supervisory Service and the Korea Exchange.

① 정관의 변경

Change of articles of incorporation

② 발행회사가 제3자에게 당시의 행사가액 이하로 주식연계채권을 발행하는 경우

When the issuer issues stock-linked bonds to a third party at the exercise price or less at the time

③ 발행회사의 최대주주 등(자본시장과 금융투자업에 관한 법률에 따른 최대주주의 특수관계인

포함)이 경영권을 포함한 지분(총 발행주식의 5%이상)을 양도하고자 하는 경우

When the largest shareholder, etc. of the issuer (including those related to the largest shareholder in accordance with the Capital Markets and Financial Investment Business Act) intends to transfer its shares (more than 5% of the total outstanding shares) including management rights.

④ 대표이사의 변경

Change of CEO

⑤ 본 계약체결일 현재 정관상 영위하는 목적사업 이외의 신규사업에 대한 투자

Investment in new business other than the target business operated by the articles of incorporation as of the execution date of this agreement

⑥ 기타 발행인의 경영에 중대한 영향을 미치는 사항

Other matters that have a significant impact on the issuer's management

2) 본 계약에 따른 통지는 서면에 의하여야 하고, 다음 주소 또는 번호로 인편, 팩시밀리/이메일 송신 또는 등기우편에 의하여 전달되어야 한다.

Notifications under this agreement shall be in writing and delivered by personal mail, fax/email transmission or registered mail to the following address or number.

모든 통지는, (i) 인편에 의한 경우 전달일에, (ii) 팩시밀리 또는 이메일 전송에 의한 경우 송신일에, (iii) 등기우편에 의한 경우 발송일에 통지가 이루어진 것으로 간주된다.  등기우편에 의한 경우, 우편 영수증이 발송의 최종 증빙이 된다.  인편에 의한 경우, 수취인이 서명한 인수증이 최종 증빙이 된다. 팩시밀리 전송에 의한 경우 송신 확인서가 최종 증빙이 되며, 그의 효력에 영향을 주지 않으나, 팩시밀리 통지는 인편 또는 선납등기우편에 의한 서신으로 즉시 확인해야 한다.

All notifications shall be deemed to have been made (i) on the date of delivery, if by personal service, (ii) on the date of transmission, if by facsimile or e-mail, and (iii) on the date of dispatch, if by registered mail. In the case of registered mail, the postal receipt is the final proof of shipment. In the case of personal delivery, the receipt signed by the recipient is the final proof. In the case of facsimile transmission, the transmission confirmation form is the final proof and does not affect its validity, but the facsimile notification shall be immediately confirmed by a letter by personal or prepaid registered mail.

제13조 (분쟁해결) Article 13 (Arbitration)

본 계약의 체결, 이행 또는 본 계약의 위반과 관련한 분쟁에 대하여는 서울중앙지방법원을 제1심 전속관할법원으로 한다.

The Seoul Central District Court shall be the exclusive jurisdiction court for the first instance for disputes related to the execution or performance of this agreement or breach of this agreement.

제14조 (기타) Article 14 (Miscellaneous)

1) 완전합의. 본 계약은 본 계약의 주제에 관하여 당사자들의 완전 합의를 구성하며, 본 계약에 정해진 사항을 제외한 구두 또는 서면의 명시적인 또는 암시적인 약속, 조건 또는 의무는 존재하지 않는다.

Complete agreement. This agreement constitutes the entire agreement of the parties with respect to the subject matter of this agreement, and there are no commitments, conditions or obligations, expressed or implied, orally or in writing, except as set forth herein.

2) 변경. 본 계약의 변경은 각 당사자가 서명한 서면으로만 이루어질 수 있다.

Amendment. Changes to this agreement may only be made in writing signed by each party.

3) 가분성.  본 계약 중 어느 조항(문장, 문구 또는 그 일부를 포함하여)이 어느 면에서든 불법, 무효 또는 집행불능으로 되는 경우, 나머지 조항들은 당사자들의 의도에 따라서 합리적으로 계속 의미를 가지게 되는 한 계속 유효하다. 그와 같이 불법, 무효 또는 집행불능으로 된 조항은 당사자들이 추가 조치를 하지 않더라도 동일한 효력과 집행가능성을 부여하는 범위 내에서 변경, 제한된 것으로 간주된다.

Severability. If any provision of this agreement (including text, phrase or any part thereof) becomes illegal, invalid or unenforceable in any way, the remaining provisions shall remain in force as long as they remain reasonably meaningful in accordance with the intentions of the parties. Any provision made so illegal, invalid or unenforceable is deemed to be modified or restricted to the extent that it gives the same effect and enforceability, even if the parties do not take further action.

4) 포기. 일방 당사자가 본 계약에 따른 권리를 행사하지 않거나 행사를 지연하거나, 동 권리를 일회 또는 일부 행사하더라도 동 권리를 추후 행사할 수 있는 권리는 배제되지 않는다.

Disclaimer. Even if either party does not exercise the right under this Agreement, delays the exercise, or exercises the right once or in part, the right to exercise the right in the future is not excluded.

이상의 내용을 증명하기 위하여 본 계약을 체결하고 계약서 3부를 작성하여 인수인과 발행회사는 정당한 수권을 가진 자로 하여금 각각 기명 또는 서명날인하게 한 후 각 당사자가 1부씩 보관하기로 한다.

In order to prove the above, this agreement is distributed in three copies, one each to each party. The corporate seals or official signatures shall authenticate the agreement.

2020년 9월 28일

September 28, 2020

발행회사 Issuer

(주)텔콘알에프제약 Telcon RF Pharmaceutical, Inc.

주소 : 경기도 용인시 기흥구 동탄기흥로 684

Address : 684, Dongtan Giheung-ro, Giheung-gu, Yongin-si, Gyeonggi-do, Republic of Korea

대표이사  김지훈 (인)

CEO : Ji Hoon Kim (Seal)

인수인 Purchaser

Emmaus Life Sciences Inc.

주소 : 미합중국 21250 Hawthorne Blvd. Suite 800 Torrance, CA 90503

대표이사  Yutaka Niihara  (인)